UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 17, 2005

                            NOVA COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                        333-82608                 95-4756822
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



370 AMAPOLA AVE. # 202, TORRANCE, CALIFORNIA                      90501
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (310) 642-0200


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01         CHANGES IN CONTROL OF REGISTRANT

NovaNet Media, Inc., the holder of 100,000 shares of the registrant's Series "A" Convertible Preferred Stock which constitutes the voting control of the registrant, has entered into a Voting Trust Agreement dated January 24, 2005. The trustee under the Voting Trust Agreement is Murray Goldenberg. The voting trust will be effective until January 24, 2007. The trustee is entitled to exercise the voting rights with respect to the Series "A" Convertible Preferred Stock.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

The following individuals have been elected to the Board of Directors of the registrant:

                                Arthur N. Robins
                               James F. Abel, III
                                 Greg K. Hoggatt
                                Leslie I. Handler

The election of these individuals was effective as of January 17, 2005. There are no arrangements or understandings between the new directors and any other persons pursuant to which the new directors were selected. At this time, the directors have not been appointed to serve on any committees of the board of directors.

Kenneth D. Owen submitted his resignation as the President and as a director of the registrant effective January 17, 2005.

The following new officers have been appointed by the board of directors, effective January 18, 2005.

            Leslie I. Handler              President
            Arthur Robins,                 Chief Executive Officer
            James F. Abel, III,            Corporate Secretary

ITEM 5.03         AMENDMENTS TO ARTICLE OF INCORPORATION OR BYLAWS; CHANGE IN
                  FISCAL YEAR

The registrant has filed an Amendment to its Certificate of Designation with the Nevada Secretary of State to establish the rights, preferences and limitations of the Series "A" Convertible Preferred Stock. The amendment entitles the registrant to redeem the Series "A" Convertible Preferred Stock at any time within 24 months following the issuance of that series of preferred stock in exchange for the issuance of 1 million shares of the registrant's common stock.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit No.          Description
      -----------          -----------

         3.0 Amendment to Certificate of Designation for Series "A" Convertible Preferred Stock.

         9.0               Voting Trust Agreement dated January 24, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Nova Communications Ltd.

         Dated: January 24, 2005                   By: /s/ LESLIE I. HANDLER
                                                         President